UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 7, 2011

CRACKER BARREL OLD COUNTRY STORE, INC.

(Exact Name of Registrant as Specified in its Charter)

Tennessee	001-25225	62-1749513
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

305 Hartmann Drive, Lebanon, Tennessee 37087

(Address of Principal Executive Offices) (Zip code)

(615) 444-5533

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

Explanatory Note:

On November 7, 2011, Cracker Barrel Old Country Store, Inc. (the “Company”) issued a press release announcing the Company’s fiscal 2012 first quarter preliminary results of operations and updated earnings guidance for fiscal 2012 and filed a Current Report on Form 8-K (the “Prior Form 8-K”) which included a copy of the press release. This Amendment No. 1 amends the Prior Form 8-K to correct an inadvertent error in the press release for “Comparable retail sales” for October 2011 of 0.02%.

A copy of the corrected press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

The information set forth in Item 2.02 above is incorporated by reference as if fully set forth herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release issued by Cracker Barrel Old Country Store, Inc. dated November 7, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: November 7, 2011	CRACKER BARREL OLD COUNTRY STORE, INC.

	By:	/s/ Lawrence E. Hyatt
	Name:	Lawrence E. Hyatt
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Cracker Barrel Old Country Store, Inc. dated November 7, 2011